UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) — August 8, 2005

Platinum Underwriters Holdings, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-31341	98-0416483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

The Belvedere Building		HM 08
69 Pitts Bay Road		(Zip Code)
Pembroke, Bermuda
(Address of principal executive offices)
(441) 295-7195
(Registrant’s telephone number, including area code)
N/A
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
Exhibit Index
EX-10.1: REMARKETING AGREEMENT
EX-10.2: JURISDICTION AGREEMENT

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On August 8, 2005, Platinum Underwriters Holdings, Ltd. (“Platinum Holdings”) and Platinum Underwriters Finance, Inc. (“Platinum Finance”), a wholly-owned subsidiary of Platinum Holdings, entered into a Remarketing Agreement (the “Remarketing Agreement”) with Goldman, Sachs & Co. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as remarketing agents (the “Remarketing Agents”), and JPMorgan Chase Bank, N.A., as purchase contract agent (the “Purchase Contract Agent”), in connection with the remarketing of the 5.25% Senior Guaranteed Notes due November 16, 2007 (the “Senior Notes”), originally issued as part of the equity security units (“ESUs”) issued by Platinum Holdings in November 2002. Goldman, Sachs & Co. will also serve as reset agent pursuant to the Remarketing Agreement. The Remarketing Agreement was entered into in connection with the remarketing of, and the reset of the interest rate on, the Senior Notes.
The Remarketing Agreement provides, among other things, that the Remarketing Agents agree to use their commercially reasonable best efforts to remarket the Senior Notes tendered or deemed tendered to the Remarketing Agents at a price equal to at least 100.25% of the calculated “Remarketing Value” as defined in the Remarketing Agreement. For this service, and for other services rendered in connection with the remarketing, the Remarketing Agents are entitled to a remarketing fee not exceeding 25 basis points (0.25%) of the total proceeds from the remarketing of the Senior Notes. Remaining proceeds, if any, from the remarketing, after deduction of the remarketing fee and the purchase price of the portfolio of U.S. Treasury securities to be substituted for the Senior Notes as a component of the ESUs will be paid to the Purchase Contract Agent for the benefit of the holders of record of the ESUs (as of close of business, 5:00 p.m., New York City time, on August 9, 2005) whose Senior Notes participated in a successful remarketing. Neither Platinum Holdings nor Platinum Finance will receive any cash proceeds from the remarketing.
On August 8, 2005, Platinum Holdings and Platinum Finance entered into a Jurisdiction Agreement (the “Jurisdiction Agreement”) with the Remarketing Agents, pursuant to which Platinum Holdings and Platinum Finance agreed, among other things, that any proceeding brought by the Remarketing Agents arising out of the Remarketing Agreement or the registration rights agreement to be entered into by Platinum Holdings, Platinum Finance and the Remarketing Agents relating to the Senior Notes may be instituted in any United States Federal or State Court in New York City.
The above descriptions of the Remarketing Agreement and the Jurisdiction Agreement do not purport to be complete statements of the parties’ rights and obligations under the agreements and the transactions contemplated by the agreements. The above descriptions are qualified in their entirety by reference to the agreements, copies of which are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2 and are incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits
Exhibit 10.1 Remarketing Agreement, dated August 8, 2005, by and among Platinum Underwriters Holdings, Ltd., Platinum Underwriters Finance, Inc., Goldman, Sachs & Co., Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.
Exhibit 10.2 Jurisdiction Agreement, dated August 8, 2005, by and among Platinum Underwriters Holdings, Ltd., Platinum Underwriters Finance, Inc., Goldman, Sachs & Co., Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Platinum Underwriters Holdings, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
By:	/s/ Michael E. Lombardozzi
Michael E. Lombardozzi
Executive Vice President, General Counsel and Secretary

Date: August 9, 2005

Exhibit Index

Exhibit
Number	Description

10.1
Remarketing Agreement, dated August 8, 2005, by and among Platinum Underwriters Holdings, Ltd., Platinum Underwriters Finance, Inc., Goldman, Sachs & Co., Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

10.2
Jurisdiction Agreement, dated August 8, 2005, by and among Platinum Underwriters Holdings, Ltd., Platinum Underwriters Finance, Inc., Goldman, Sachs & Co., Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.